MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Mar-97
Reporting Month:  February

                   Class
                   Interest      Beginning        Interest      Interest      Principal    Total            Applied  Ending
Class              Rate          Balance          Accrual       Payment       Payment      Distribution     Losses   Balance
Merit 3 Class A     5.925000%    $62,873,333.60   $310,437.08   $310,437.08  $1,077,841.96 $1,388,279.04    $0.00    $61,795,491.64
Merit 3 Class B    15.000000%    $13,585,736.00   $169,821.70   $169,821.70          $0.00   $169,821.70    $0.00    $13,585,736.00

                                 $76,459,069.60   $480,258.78   $480,258.78  $1,077,841.96 $1,558,100.74    $0.00    $75,381,227.64



Class               CUSIP     Priority   Principal Type        Interest Type
Merit 3 Class A     589962AG4 Senior     Sequential            Floater
Merit 3 Class B     589962AH2 Senior     Sequential            Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Mar-97
Reporting Month:  February


                                                                      Interest     Interest    Principal
                   Original        Original Integral     Record       Accrual      Payment     Payment    Ending         Remaining
  Class            Balance         Pct Pool Denomination Date         Factor       Factor      Factor     Balance        Principal
Merit 3 Class A    $144,348,444.00 85.00%   $1,000.00    28-Feb-97     2.15060912   2.15060912 7.46694547 $61,795,491.64 0.42809946
Merit 3 Class B     $13,585,736.00  8.00%   $1,000.00    28-Feb-97    12.50000000  12.50000000 0.00000000 $13,585,736.00 1.00000000

                   $157,934,180.00                                                                        $75,381,227.64


MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT Series 3

  Payment Date:         28-Mar-97
  Reporting Month       February

  Reserve Funds and Subordination



                          Initial Coverage     Beginning Coverage    Adjustments Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 13.46% $11,887,519.82 $0.00       $124,352.11 $87,268,747.46  13.62% $11,887,519.82

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 38.32% $2,619,944.00 $0.00       $0.00  $6,820,570.79   38.41% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                                 $102,973.52

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                22          $3,264,374             3.74%
60+ Days                 7            $941,117             1.08%
90+ Days                39          $6,809,900             7.80%
Foreclosure              7          $1,433,749             1.64%
REO                     22          $3,908,081             4.48%

Totals                  97         $16,357,220            18.74%


Advances on Delinquencies                                      $150,894.68
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   28-Mar-97
Report Date:    February

Collateral Proceeds Account


Beginning Balance                                $0.00

Deposits                                                     Withdrawals

Interest Net of Servicing Fee              $595,167.66       Interest Payments                          $480,258.78
Principal                                $1,077,841.96       Principal Payments                       $1,077,841.96
Deposits From Reserve Fund                       $0.00       Surplus                                    $102,973.52
Other Deposits                                   $0.00       FSA Fee                                     $11,935.36
                                                             Discount Principal Reserve                       $0.00


Total Deposit                            $1,673,009.62       Total Withdrawals                        $1,673,009.62



                                                             Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies